                                                                   Exhibit 10.3

                              PPG INDUSTRIES, INC.
                      INCENTIVE COMPENSATION AND DEFERRED
                         INCOME PLAN FOR KEY EMPLOYEES
                         -----------------------------


1.  Purposes of the Plan
    --------------------

    The purposes of the PPG Industries, Inc. Incentive Compensation and Deferred Income Plan for Key Employees (the "Plan") are to provide incentive to those key employees of PPG Industries, Inc. (the "Company") and its Subsidiaries who contribute the most to the growth and profitability of the Company and its Subsidiaries and to encourage such key employees to continue as employees of the Company and its Subsidiaries by making their compensation competitive with compensation opportunities in competing industries.

2.  Definitions
    -----------

    (a) "Administrator" means an officer or officers of the Company appointed by the Committee to administer and interpret the Plan as to such matters as the Committee may permit.

    (b)   "Award" means a grant of incentive compensation.

    (c) "Beneficiary" means the spouse or children of a Participant, the executor of a Participant's estate, or a trustee.

    (d) "Capital Enhancement Account" means a bookkeeping account or accounts maintained for a Participant who, for such period or periods as the Committee may establish or permit, elects to defer all or any part of an Award in the form of cash or Salary as provided in Sections 6 and 7, and/or elects to transfer all or any portion of his Interest Account and unrestricted parts of his PPG Stock Account as provided in Section 8.

    (e) "Committee" means the Officers-Directors Compensation Committee (or any successor) of the Board of Directors of the Company.

    (f) "Conversion Formula" means dividing an amount by the average of the closing sale prices for PPG Stock reported on the New York Stock Exchange-Composite Tape for the first five days during which the New York Stock Exchange is open next following the last day of the year to which the Award from which the amount to be converted relates.

    (g) "Employee" means any full-time employee (including any officer) of the Company or any of its Subsidiaries.

    (h) "Interest Account" means a bookkeeping account maintained for a Participant who elects to defer all or any part of an Award in the form of cash as provided in Section 6.

    (i) "Participant" means an Employee selected or approved to receive an Award.

    (j) "Pre-tax Earnings" means the consolidated earnings of the Company and its consolidated Subsidiaries and equity affiliates before the deduction of income taxes, minority interest and the amount to be set aside in the Reserve as provided in Section 4. The Reserve shall not be adjusted for any restatements of prior years' earnings.

    (k)  "PPG Stock" means the Common Stock of the Company.

    (l) "PPG Stock Account" means a bookkeeping account maintained for a Participant who elects to defer all or any part of an Award in the form of shares of PPG Stock as provided in Section 6.

    (m) "Reserve" means the aggregate of the amounts available for the making of Awards as provided in Section 4.

    (n) "Salary" means the regular base salary to be paid to a Participant by the Company or a Subsidiary.

    (o) "Stock Account Share" means a bookkeeping unit which is equivalent to one share of PPG Stock.

    (p) "Subsidiary" means any corporation, fifty percent (50%) or more of the outstanding voting stock or voting power of which is owned, directly or indirectly, by the Company and any partnership or other entity in which the Company has a fifty percent (50%) or more ownership interest.

3.  Administration of the Plan
    --------------------------

    The Committee shall have full power to administer and interpret the Plan and to adopt such rules and regulations consistent with the terms of the Plan as it deems necessary or advisable in order to carry out the provisions of the Plan. The Committee may appoint an Administrator of the Plan and delegate to such Administrator power to administer and interpret the Plan as to such matters as the Committee may permit. The administration and interpretation of the Plan by the Committee, or an Administrator acting as to such matters as the Committee may permit, and any Awards made by the Committee under the Plan shall be conclusive and binding on all persons, including the Company, its shareholders and Participants. No member of the Committee shall be eligible to participate in the Plan.

4.  The Reserve
    -----------

    For the purpose of establishing a Reserve, an amount shall be set aside each year to be calculated as follows: (1) multiply consolidated shareholders' equity as of the beginning of the year by 12%; (2) subtract the result of step (1) from Pre-tax Earnings for the year; (3) multiply the result of step 2 by 5%. In no event, however, may the amount set aside exceed 20% of the cash dividends paid on PPG Stock during the year. Shareholders' equity shall be exclusive of the aggregate par or stated value of preferred stock outstanding, if any, and of any unpaid cumulative dividends thereon.

    The Reserve shall be reduced by the amount of all Awards, including any deferred amounts, first from the amount, if any, set aside for the year to which the Awards relate and then from the amounts which have been in the Reserve for the longest period of time. Unawarded amounts set aside prior to the fourth preceding year shall be automatically released from the Reserve and returned to income. The Reserve shall not be reduced by interest or dividend equivalents on deferred amounts, dividends paid on restricted shares, negative amounts resulting from the calculation of the amount to be set aside each year, or the expenses of administering the Plan.

5.  Awards
    ------

    The Committee shall determine or approve (a) the Participants, (b) the maximum amount of all Awards to all Participants, and (c) the amount and the form of the Award to each Participant. The Committee may delegate to another person or persons the authority to determine (a) Participants, other than Participants who are subject to Section 16 of the Securities Exchange Act of 1934, and (b) the amount of Awards to such Participants not subject to Section 16. Awards may be made only from the Reserve. The Committee is under no obligation, however, to make Awards, or, if Awards are made, to award the total amount set aside in the Reserve each year. Awards may be made in the form of cash, shares of PPG Stock, or a combination of both. If all or any part of an Award is made in the form of shares of PPG Stock, the number of such shares, unless specified, shall be determined by applying the Conversion Formula to the amount awarded in the form of such shares.

    Fractional shares shall be paid in the form of cash. If the number of such shares is specified, the Reserve shall be reduced on account of such shares by an amount determined by applying the Conversion Formula in reverse. As to shares of PPG Stock which constitute all or any part of an Award, the Committee may impose such restrictions concerning their transferability and/or such provisions concerning their forfeitability as are provided for in Section 12. Except for deferrals as provided for in Section 6, the payment of Awards shall be made to Participants not later than the end of the first calendar quarter following the end of the year to which the Awards relate.

    The Committee may, not later than the last day of the year to which the Awards relate, make an allocation (on the basis of estimates of the amount to be set aside in the Reserve for such year and unawarded amounts in the Reserve) to a group of Employees without determining the amounts to be allocated to individuals in such group and such allocation shall create a legal obligation upon the Company to pay such amount to the individuals comprising such group.

6.  Deferral of Awards
    ------------------

    At such times as the Committee or, if permitted by the Committee, an Administrator, may prescribe, each prospective Participant, or such prospective Participants as the Committee deems appropriate, may be given an opportunity to make an irrevocable election to (a) defer the payment of all or any part of an Award which may be made to him, (b) designate whether such deferred amount is to be credited to the Interest Account, the PPG Stock Account, or a combination of both, or, if permitted by the Committee and subject to the limits of Section 10, the Capital Enhancement Account, except that deferrals of an Award, or a portion of an Award, made in the form of shares of PPG Stock may be credited only to the PPG Stock Account (subject to such subsequent transfer as may be permitted by the Committee), and (c) specify whether such deferred amount is to be paid in a lump sum or in installments (and, if in installments, specify the number and intervals of installments), the date on which such lump sum is to be paid or such installments are to commence, and the alternatives, if any, to such specifications. The Committee or, if permitted by the Committee, an Administrator, may adopt such rules and regulations governing such deferrals, designations and specifications as it deems appropriate.

    Deferred amounts credited to the Interest Account shall accrue interest equivalents at such rates as the Committee shall, from time to time, deem appropriate.

    Deferred amounts credited to the PPG Stock Account shall be credited in the form of Stock Account Shares, the number of which shall be determined by applying the Conversion Formula to such amounts. Participants shall not receive cash dividends or have voting or other shareholders' rights as to

    Stock Account Shares. Stock Account Shares, however, shall accrue whole and fractional dividend equivalents, in the form of additional Stock Account Shares, on the basis of the closing sale price for PPG Stock reported on the Composite Tape for the day on which a dividend is paid.

    Deferred amounts credited to a Participant's Capital Enhancement Account shall accrue interest equivalents at such rates as the Committee shall, from time to time, deem appropriate.

    Payments from the Interest Account and the Capital Enhancement Account shall be made in the form of cash and payments from the PPG Stock Account shall be made, as to whole Stock Account Shares, in the form of shares of PPG Stock on the basis of one share for each whole Stock Account Share and, as to fractional Stock Account Shares, in the form of cash.

7.  Deferrals of Salary to Capital Enhancement Account
    --------------------------------------------------

    Subject to the limits of Section 10, each prospective Participant, or such prospective Participant as the Committee deems appropriate, may be given an opportunity to make an irrevocable election to (a) defer payment of all or any part of Salary, to be credited to the Capital Enhancement Account, and
    (b) specify whether such deferred amount is to be paid in a lump sum or in installments (and, if in installments, specify the number and intervals), the date on which such lump sum is to be paid or such installments are to commence, and the alternatives, if any, to such specifications. The Committee or, if permitted by the Committee, an Administrator, may adopt such rules and regulations governing such deferrals and specifications as it deems appropriate.

    Interest equivalents shall be credited on amounts of Salary deferred to the Capital Enhancement Account at the same rate as on amounts of Awards deferred or transferred to the Capital Enhancement Account under Section 6 or Section 8, respectively. Payments from the Capital Enhancement Account shall be made in the form of cash.

8.  Transfers of Prior Deferrals
    ----------------------------

    Subject to the limits of Section 10, and except that in no event may all or any part of an Award made in the form of shares of PPG Stock be transferred, transfers of deferred amounts may be made as may be permitted by the Committee.

9.  Pre-Retirement Death Benefit
    ----------------------------

    If a Participant dies prior to retirement, the Company shall pay to his designated Beneficiary a death benefit equal to the sum of the Participant's Interest Account, PPG Stock Account, and either (a) the Participant's accumulated Capital Enhancement Account balance (if any), or (b) if it is a greater amount (and at the time of his enrollment in the Capital Enhancement Account the Participant provides evidence of his insurability, and the Participant dies prior to age 65) the amount which is a multiple of the amounts (or certain amounts as specified, or permitted to be specified, by the Committee) deferred (if any, and not including interest equivalents credited to the Account) by the Participant and credited to the Capital Enhancement Account, in accordance with a table of death benefit multiples adopted by the Committee or, if permitted by the Committee, an Administrator, from time to time.

10. Limits on Capital Enhancement Account
    -------------------------------------

    The sum of each Participant's deferrals of Awards under Section 6, deferrals of Salary under Section 7, and transfer of prior deferrals under Section 8, to the Capital Enhancement Account shall be not less than such minimum, and not more than such maximum, as the Committee or, if permitted by the Committee, an Administrator, shall specify in rules and regulations.

11. General Provisions for All Deferrals
    ------------------------------------

    Each Participant may designate a Beneficiary to receive payments due under the Plan in the event of such Participant's death. In the absence of such a designation or if such Beneficiary does not survive the Participant, payments due under the Plan shall be made to such Participant's estate. No Beneficiary shall be entitled to any payment to which the Participant would not have been entitled. Except as provided herein, no interest or right of any person under the Plan shall be subject to attachment, execution, garnishment or any other legal, equitable or other process, and no person shall have any power to encumber, sell, alienate, or otherwise dispose of any interest or right such person may have under the Plan, prior to actual payment to and receipt thereby by such person, nor shall the Administrator recognize any assignment in derogation of the foregoing. The preceding sentence does not apply (a) to the extent of a designation of a Beneficiary, or (b) in the absence of such a designation or if such Beneficiary does not survive the Participant, to a transfer by will or under the laws of descent and distribution or (c) to the extent that a Participant's interest under the Plan is alienated pursuant to a "Qualified Domestic Relations Order"
    (QDRO) as defined in (Section)414(p) or any successor section of the Internal Revenue Code. The Administrator is authorized to adopt such procedural and substantive rules and to take such procedural and substantive actions as the Administrator may deem necessary or advisable to provide for the payment of amounts from the Plan to an Alternate Payee as provided in a QDRO. Such rules and actions shall be consistent with the principal purposes of the Plan, as set forth in the provisions of the Plan, but shall not be limited by the express provisions of the Plan except as may be necessary to preserve the exemption for securities issued in connection with the Plan from Section 16(b) of the Securities Exchange Act of 1934 under rules promulgated by the Securities and Exchange Commission.


    No assets of the Company or any of its Subsidiaries shall be segregated with respect to any deferred amounts and all such amounts shall constitute unsecured contractual obligations of the Company and its Subsidiaries.

    In the event of any change in the outstanding shares of PPG Stock, or in the number thereof, by reason of any stock dividend or split, recapitalization, reorganization, merger, consolidation, combination, sale of assets, exchange of shares, spin-off or similar change, unless the Committee shall determine otherwise, a corresponding change shall be made in the Stock Account Shares, or the number thereof, credited to a Participant (including those attributable to dividend equivalents), and any such change shall be conclusive and binding for all purposes.

12. Restricted Shares of PPG Stock
    ------------------------------

    The Committee may, on such terms as it deems appropriate, restrict the transferability of all or any number of such shares as constitute all or any part of an Award to installments over periods not exceeding five years and/or provide for the forfeitability of all or any number of such shares over a period not exceeding five years. During the period of restriction as to transferability and/or provision as to forfeitability, Participants shall receive dividends and have voting and other shareholders' rights as to such shares.

13. Change in Control
    -----------------

    Notwithstanding any other provision of the Plan, the Committee shall provide that upon the occurrence of specified contingent events related to a change in control of the Company (a) Awards as to a period of time of less than a full year may be made on such basis as the Committee may prescribe, and then paid to a trustee or otherwise in such form and on such terms as the Committee may prescribe or permit and (b) all deferred amounts credited to the PPG Stock Account shall be converted to cash on such basis as the Committee may prescribe and then, together with an amount representing all deferred amounts credited to the Capital Enhancement Account and the

    Interest Account, paid to a trustee or otherwise in such form and on such terms as the Committee may prescribe or permit.

14. Miscellaneous Provisions
    ------------------------

    (a) Neither the Plan nor any action taken thereunder shall be construed as giving any Participant or prospective Participant any right to be retained in the employ of the Company or a Subsidiary, or as giving a Participant any right to continue to be granted Awards.

    (b) The expenses of administering the Plan shall be borne, and the interest and dividend equivalents paid by, the Company.

    (c) Shares of PPG Stock issued under the Plan may be either authorized but unissued shares or issued shares acquired by the Company and held in its treasury.

    (d) The Plan shall be construed under the internal substantive laws of the Commonwealth of Pennsylvania.

15. Amendment, Suspension and Termination
    -------------------------------------

    Either the Board of Directors or the Committee may amend, suspend, or terminate the Plan, whole or in part, at any time, but no amendment may, without shareholder approval, increase the percentage of Pre-tax Earnings to be set aside in the Reserve each year or extend the period of time after which unawarded amounts are automatically released from the Reserve and returned to income.

16. Effective Date
    --------------

    The Plan, as amended and restated herein, shall be effective as of October 14, 1987.



                                                             As Amended 02/15/95